EXHIBIT 31.2

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Tannya L. Irizarry, certify that:

1.   I have reviewed this Form 10-Q for the quarterly year ended June 30, 2011 of GeneThera, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a  material  fact  necessary to make the statements made, in light of the circumstances under which such statements were made, not  misleading  with  respect  to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for, the periods presented in this report;

4.   The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

a)   Designed such disclosure controls and procedures, or caused such disclosure controls and  procedures  to  be  designed   under  our supervision, to ensure that material information relating to the small business issuer, including its consolidated  subsidiaries, is made known to us by others within those entities, particularly  during the period in which this report is being prepared;

b)  Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure  controls and procedures as of the  end of the period covered by  this report based on such evaluation; and

c)   Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and,

5.   The small business  issuer's  other  certifying  officer(s)  and I have disclosed, based on our most recent evaluation  of internal  control over financial reporting, to the small business issuer's auditors and the audit committee of the small business  issuer's board of directors (or persons performing the equivalent functions):

a)   All significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are reasonably  likely to  adversely  affect the small  business  issuer's ability to record, process, summarize   and  report   financial information; and

b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date:  November 18, 2011

/s/ Tannya L. Irizarry
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Tannya L. Irizarry
Chief Financial Officer (Interim)